SUPPLEMENT TO THE PROSPECTUS December 20, 2007

Please file this Prospectus Supplement with your records.

Rainier Funds

Supplement Dated December 20, 2007 to the
Prospectus Dated July 31, 2007

FOR INVESTORS IN THE RAINIER LARGE CAP GROWTH EQUITY PORTFOLIO

The Board of Trustees of the Rainier Investment Management Mutual Funds approved a proposal that would reorganize the Rainier Large Cap Growth Equity Portfolio (the “Fund”) into a newly created mutual fund under the John Hancock Funds III trust. Rainier Investment Management, Inc. (“RIM”) would become the subadviser of that new John Hancock Fund. John Hancock Investment Management Services, LLC, would become the investment adviser for that new John Hancock Fund, with RIM responsible for day-to-day portfolio management.

Completion of the proposed reorganization, often called a “fund adoption,” is subject to approval by the shareholders of the Fund. The proposed reorganization would be a tax-free reorganization and, if approved by shareholders, could be completed early in the second quarter of 2008. Proxy materials related to a special meeting of shareholders of the Fund are expected to be sent to shareholders in January or February 2008. Those materials will describe the proposed transaction in more detail and the reasons for the Board’s approval. Shareholders should watch for the arrival of those important materials.

The proposed reorganization of the Fund would not affect the other Rainier Funds or their shareholders, and none of the other Rainier Funds are the subject of any fund adoption proposal.

Please retain this supplement for future reference.

Rainier Investment management Mutual Funds

601 Union Street, Suite 2801 Seattle, WA 98101
TF. 800.248.6314  www.rainierfunds.com

The Funds’ SEC Investment Company Act file number is 811-8270.